Exhibit 2.1

NUMBER		[WELLS-GARDNER ELECTRONICS CORPORATION LOGO]		SHARES
B 24386
THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO OR THE CITY OF NEW YORK		INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 949765 10 1

This Certifies that

Is the owner of
full-paid and nonassessable common shares of the par value of $1, each of

WELLS-GARDNER ELECTRONICS CORPORATION
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.
[SEAL]	Witness the corporate seal of said Corporation and the signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
LASALLE BANK NATIONAL ASSOCIATION, LLC
TRANSFER AGENT AND REGISTRAR
	/s/ George B. Toma	/s/ Anthony Spier
	VP FINANCE, CFO & CORPORATE SECRETARY	PRESIDENT & CHIEF EXECUTIVE OFFICER	AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For value received,                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney;
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
	NOTICE	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
THIS SPACE MUST NOT BE COVERED IN ANY WAY